Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

November 30, 2019 (unaudited)

Principal Amount (000s)		Value^
CONVERTIBLE BONDS & NOTES—52.6%
Auto Components—0.6%
$1,000	Meritor, Inc., 3.25%, 10/15/37 (k)	$1,071,379

Biotechnology—4.1%
3,000	Insmed, Inc., 1.75%, 1/15/25	2,831,502
2,000	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	1,923,912
3,000	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23	2,619,900

		7,375,314

Building Materials—1.6%
3,000	Patrick Industries, Inc., 1.00%, 2/1/23 (g)	2,838,750

Commercial Services—1.6%
3,000	Macquarie Infrastructure Corp., 2.00%, 10/1/23	2,842,243

Computers—3.9%
3,000	Pure Storage, Inc., 0.125%, 4/15/23 (k)	2,943,436
2,000	Vocera Communications, Inc., 1.50%, 5/15/23	1,993,003
2,300	Western Digital Corp., 1.50%, 2/1/24 (k)	2,172,178

		7,108,617

Diversified Financial Services—1.6%
3,000	PRA Group, Inc., 3.00%, 8/1/20	3,002,023

Electronics—1.6%
3,000	II-VI, Inc., 0.25%, 9/1/22	2,928,750

Energy-Alternate Sources—3.1%
3,000	Pattern Energy Group, Inc., 4.00%, 7/15/20	3,065,092
3,215	SunPower Corp., 4.00%, 1/15/23 (k)	2,620,206

		5,685,298

Engineering & Construction—1.9%
1,000	Dycom Industries, Inc., 0.75%, 9/15/21 (k)	974,488
2,500	Tutor Perini Corp., 2.875%, 6/15/21 (g)	2,414,063

		3,388,551

Equity Real Estate Investment Trusts (REITs)—3.0%
1,000	Blackstone Mortgage Trust, Inc., 4.375%, 5/5/22	1,051,250
2,750	Two Harbors Investment Corp., 6.25%, 1/15/22	2,866,294
1,500	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	1,538,232

		5,455,776

Healthcare-Services—1.6%
3,000	Invitae Corp., 2.00%, 9/1/24 (a)(c)	2,935,096

Internet—4.8%
3,350	Boingo Wireless, Inc., 1.00%, 10/1/23 (g)	2,952,585
3,000	FireEye, Inc., 1.625%, 6/1/35, Ser. B (k)	2,906,947
3,000	Zillow Group, Inc., 1.50%, 7/1/23 (k)	2,760,768

		8,620,300

Investment Companies—0.9%
1,465	Prospect Capital Corp., 6.375%, 3/1/25	1,560,227

Media—1.5%
3,000	DISH Network Corp., 2.375%, 3/15/24 (k)	2,719,695

Oil, Gas & Consumable Fuels—2.1%
2,000	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	2,052,272
2,000	Oil States International, Inc., 1.50%, 2/15/23 (g)	1,749,400

		3,801,672

Pharmaceuticals—0.2%
410	Herbalife Nutrition Ltd., 2.625%, 3/15/24	415,590

Semiconductors—0.7%
1,300	Veeco Instruments, Inc., 2.70%, 1/15/23	1,214,192

Software—10.1%
3,000	Alteryx, Inc., 0.50%, 8/1/24 (a)(c)	2,967,181
2,500	Avaya Holdings Corp., 2.25%, 6/15/23	2,194,355
3,000	Benefitfocus, Inc., 1.25%, 12/15/23 (a)(c)(g)	2,641,752
2,000	Evolent Health, Inc., 2.00%, 12/1/21	1,747,349
3,000	New Relic, Inc., 0.50%, 5/1/23 (k)	2,926,875
3,000	Nutanix, Inc., zero coupon, 1/15/23 (k)	3,182,720
3,000	Pluralsight, Inc., 0.375%, 3/1/24 (a)(c)	2,596,043

		18,256,275

Telecommunications—2.8%
2,500	Infinera Corp., 2.125%, 9/1/24	2,341,004
3,000	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(c)(g)	2,693,674

		5,034,678

Transportation—4.9%
3,065	Air Transport Services Group, Inc., 1.125%, 10/15/24	3,051,128
2,000	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22 (g)(k)	1,797,122
1,500	Echo Global Logistics, Inc., 2.50%, 5/1/20	1,491,780
2,750	Greenbrier Cos., Inc., 2.875%, 2/1/24	2,610,946

		8,950,976

	Total Convertible Bonds & Notes (cost—$95,131,869)	95,205,402

CORPORATE BONDS & NOTES—49.8%
Aerospace & Defense—2.0%
2,000	TransDigm, Inc., 6.50%, 7/15/24	2,067,480
1,500	Triumph Group, Inc., 6.25%, 9/15/24 (a)(c)	1,578,735

		3,646,215

Building Materials—0.7%
1,306	Builders FirstSource, Inc., 5.625%, 9/1/24 (a)(c)(g)(k)	1,361,492

Chemicals—0.4%
800	Chemours Co., 6.625%, 5/15/23 (k)	790,000

Commercial Services—1.2%
560	Hertz Corp., 7.625%, 6/1/22 (a)(c)(k)	583,800
1,500	RR Donnelley & Sons Co., 7.00%, 2/15/22	1,552,968

		2,136,768

Computers—0.9%
1,500	Dell International LLC, 7.125%, 6/15/24 (a)(c)(k)	1,588,125

Diversified Financial Services—4.2%
2,251	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(c)(e)(f)	1,093,990
2,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost—$2,000,000; purchased 9/6/18) (a)(c)(h)	2,002,500
2,000	Navient Corp., 7.25%, 9/25/23 (k)	2,224,980
2,000	Springleaf Finance Corp., 8.25%, 10/1/23	2,340,830

		7,662,300

Engineering & Construction—1.2%
2,000	AECOM, 5.875%, 10/15/24 (k)	2,189,980

Entertainment—2.9%
2,000	Cedar Fair L.P., 5.375%, 6/1/24	2,055,830
1,500	International Game Technology PLC, 6.50%, 2/15/25 (a)(c)(k)	1,679,985
1,500	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(c)(k)	1,462,485

		5,198,300

Food & Beverage—1.7%
3,000	Albertsons Cos LLC, 6.625%, 6/15/24 (k)	3,154,530

Hand/Machine Tools—0.9%
1,500	Colfax Corp., 6.00%, 2/15/24 (a)(c)(k)	1,593,735

Healthcare-Products—0.6%
1,000	Hill-Rom Holdings, Inc., 5.00%, 2/15/25 (a)(c)(k)	1,045,415

Healthcare-Services—3.6%
1,500	DaVita, Inc., 5.125%, 7/15/24 (g)(k)	1,543,110
1,057	Encompass Health Corp., 5.75%, 11/1/24 (g)	1,074,166
1,500	HCA, Inc., 7.50%, 2/15/22 (g)(k)	1,664,989
2,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (k)	2,190,000

		6,472,265

Lodging—1.2%
2,000	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(c)(k)	2,137,480

Machinery-Construction & Mining—1.7%
3,000	Terex Corp., 5.625%, 2/1/25 (a)(c)(k)	3,046,380

Media—6.4%
2,180	CCO Holdings LLC, 5.125%, 5/1/23 (a)(c)(k)	2,237,203
1,431	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)(c)(k)	1,579,896
1,500	CSC Holdings LLC, 6.75%, 11/15/21	1,617,750
	DISH DBS Corp.,
2,000	5.875%, 7/15/22 (k)	2,094,986
1,000	5.875%, 11/15/24 (k)	1,001,250
1,000	6.75%, 6/1/21	1,055,890
2,000	Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (a)(c)(g)(k)	2,089,980

		11,676,955

Mining—4.6%
2,000	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(c)(g)(k)	2,109,980
2,000	Constellium SE, 6.625%, 3/1/25 (a)(c)(k)	2,085,020
2,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(c)(k)	2,009,980
2,000	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(c)(k)	2,118,986

		8,323,966

Miscellaneous Manufacturing—0.8%
1,500	Koppers, Inc., 6.00%, 2/15/25 (a)(c)	1,522,485

Oil, Gas & Consumable Fuels—3.8%
2,000	Callon Petroleum Co., 6.125%, 10/1/24 (k)	1,905,000
1,500	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (k)	1,447,485
2,035	CVR Refining LLC, 6.50%, 11/1/22	2,065,511
1,500	Oasis Petroleum, Inc., 6.875%, 3/15/22 (k)	1,405,312

		6,823,308

Paper & Forest Products—1.2%
2,000	Mercer International, Inc., 7.375%, 1/15/25	2,130,430

Real Estate—1.1%
2,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (k)	2,059,080

Retail—1.1%
2,000	Conn’s, Inc., 7.25%, 7/15/22	2,025,624

Software—0.5%
1,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(c)(k)	970,000

Telecommunications—6.0%
2,000	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (k)	2,255,000
2,000	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(c)(k)	1,877,480
2,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (k)	1,720,000
1,500	Hughes Satellite Systems Corp., 7.625%, 6/15/21	1,612,125
1,500	Intelsat Jackson Holdings S.A., 5.50%, 8/1/23 (k)	1,195,800
2,000	Sprint Corp., 7.125%, 6/15/24 (k)	2,160,000

		10,820,405

Transportation—1.1%
	XPO Logistics, Inc. (a)(c)(k),
750	6.125%, 9/1/23	776,242
1,125	6.50%, 6/15/22	1,154,085

		1,930,327

	Total Corporate Bonds & Notes (cost—$90,758,122)	90,305,565

SENIOR LOANS (a)(b)—30.2%
Aerospace & Defense—0.8%
1,485	TransDigm, Inc., 1 mo. LIBOR + 2.500%, 4.286%, 6/9/23, 2018 Term Loan F	1,487,338

Airlines—0.6%
995	Allegiant Travel Company, 3 mo. LIBOR + 4.500%, 6.709%, 2/5/24, Term Loan B	1,000,589

Auto Components—0.8%
	Adient US LLC, 5/6/24, Term Loan B
1,121	3 mo. LIBOR + 4.250%, 6.889%	1,122,304
375	3 mo. LIBOR + 4.250%, 6.459%	375,352

		1,497,656

Automobiles—0.5%
	Winnebago Industries, Inc., 11/8/23, 2017 Term Loan
422	3 mo. LIBOR + 3.500%, 5.634%	419,016
493	1 mo. LIBOR + 3.500%, 5.439%	488,851

		907,867

Chemicals—0.4%
779	PQ Corporation, 3 mo. LIBOR + 2.500%, 4.427%, 2/8/25, 2018 Term Loan B	782,150

Commercial Services & Supplies—0.5%
938	Advanced Disposal Services, Inc., 1 Week LIBOR + 2.250%, 4.086%, 11/10/23, Term Loan B3	941,121

Construction & Engineering—0.8%
1,496	KBR, Inc., 1 mo. LIBOR + 3.750%, 5.536%, 4/25/25, Term Loan B	1,503,533

Distribution/Wholesale—0.6%
973	IAA, Inc., 1 mo. LIBOR + 2.250%, 4.063%, 6/28/26, Term Loan B	978,578

Diversified Telecommunication Services—1.9%
1,485	CenturyLink, Inc., 1 mo. LIBOR + 2.750%, 4.536%, 1/31/25, 2017 Term Loan B	1,486,535
1,000	Intelsat Jackson Holdings S.A., 6 mo. LIBOR + 3.750%, 5.682%, 11/27/23, 2017 Term Loan B3	987,750
990	Sprint Communications, Inc., 1 mo. LIBOR + 2.500%, 4.313%, 2/2/24, 1st Lien Term Loan B	981,186

		3,455,471

Entertainment—1.9%
995	AMC Entertainment Holdings, Inc., 6 mo. LIBOR + 3.000%, 5.230%, 4/22/26, 2019 Term Loan B	1,000,318
1,500	Delta 2 (LUX) S.a.r.l., 1 mo. LIBOR + 2.500%, 4.286%, 2/1/24, 2018 USD Term Loan	1,493,745
862	Stars Group Holdings B.V. (The), 3 mo. LIBOR + 3.500%, 5.604%, 7/10/25, 2018 USD Incremental Term Loan	866,326

		3,360,389

Food & Staples Retailing—0.6%
977	US Foods, Inc., 1 mo. LIBOR + 2.000%, 3.786%, 6/27/23, 2016 Term Loan B	980,190

Healthcare-Products—1.1%
1,000	Avantor, Inc., 1 mo. LIBOR + 3.000%, 4.786%, 11/21/24, 2017 1st Lien Term Loan (d)	1,008,440
970	Ortho-Clinical Diagnostics S.A., 3 mo. LIBOR + 3.250%, 5.306%, 6/30/25, 2018 Term Loan B	959,088

		1,967,528

Holding Companies-Diversified—0.5%
1,000	Travelport Finance (Luxembourg) S.a.r.l., 3 mo. LIBOR + 5.000%, 7.104%, 5/29/26, 2019 Term Loan	916,530

Hotels, Restaurants & Leisure—2.9%
832	Boyd Gaming Corporation, 1 Week LIBOR + 2.250%, 3.960%, 9/15/23, Term Loan B3	835,257
965	Golden Entertainment, Inc., 1 mo. LIBOR + 3.000%, 4.810%, 10/21/24, 2017 1st Lien Term Loan	968,923
978	Playa Resorts Holding B.V., 1 mo. LIBOR + 2.750%, 4.540%, 4/29/24, 2017 Term Loan B	956,755
983	Scientific Games International, Inc., 1 mo. LIBOR + 2.750%, 4.536%, 8/14/24, 2018 Term Loan B5	979,605
1,487	SeaWorld Parks & Entertainment, Inc., 1 mo. LIBOR + 3.000%, 4.786%, 3/31/24, Term Loan B5	1,490,390

		5,230,930

Internet—1.2%
953	Everi Payments, Inc., 1 mo. LIBOR + 3.000%, 4.786%, 5/9/24, Term Loan B	954,979
1,243	Go Daddy Operating Company, LLC, 1 mo. LIBOR + 1.750%, 3.536%, 2/15/24, 2017 Repriced Term Loan	1,249,728

		2,204,707

Internet Software & Services—1.5%
747	Blucora, Inc., 2 mo. LIBOR + 3.000%, 5.087%, 5/22/24, 2017 Term Loan B	750,670
1,093	EIG Investors Corp., 3 mo. LIBOR + 3.750%, 5.882%, 2/9/23, 2018 1st Lien Term Loan	1,033,448
1,000	Match Group Inc., 3 mo. LIBOR + 2.500%, 4.436%, 11/16/22, 2017 Term Loan B	1,001,875

		2,785,993

Leisure Equipment & Products—0.5%
935	Callaway Golf Company, 3 mo. LIBOR + 4.500%, 6.440%, 1/2/26, Term Loan B	945,938

Lodging—0.8%
1,489	Caesars Resort Collection, LLC, 1 mo. LIBOR + 2.750%, 4.536%, 12/23/24, 2017 1st Lien Term Loan B	1,479,690

Machinery—1.8%
1,626	Gardner Denver, Inc., 1 mo. LIBOR + 2.750%, 4.536%, 7/30/24, 2017 USD Term Loan B	1,633,906
192	Harsco Corporation, 1 mo. LIBOR + 2.250%, 4.063%, 12/6/24, 2017 Term Loan B1	192,533
1,485	Navistar International Corporation, 1 mo. LIBOR + 3.500%, 5.420%, 11/6/24, 2017 1st Lien Term Loan B	1,481,175

		3,307,614

Media—4.1%
932	Gray Television, Inc., 1 mo. LIBOR + 2.250%, 4.261%, 2/7/24, 2017 Term Loan B	934,457
1,380	Lions Gate Capital Holdings LLC, 1 mo. LIBOR + 2.250%, 4.036%, 3/24/25, 2018 Term Loan B	1,350,269
1,247	Meredith Corporation, 1 mo. LIBOR + 2.750%, 4.536%, 1/31/25, 2018 Term Loan B	1,254,434
1,000	Nexstar Broadcasting, Inc., 1 mo. LIBOR + 2.750%, 4.554%, 9/18/26, 2019 Term Loan B4	1,005,415
1,489	Sinclair Television Group Inc., 1 mo. LIBOR + 2.250%, 4.040%, 1/3/24, Term Loan B2	1,494,583
1,486	WideOpenWest Finance LLC, 1 mo. LIBOR + 3.250%, 5.054%, 8/18/23, 2017 Term Loan B	1,448,206

		7,487,364

Metal Fabricate/Hardware—0.5%
929	Advanced Drainage Systems, Inc., 3 mo. LIBOR + 2.250%, 4.063%, 7/31/26, Term Loan B	935,828

Oil, Gas & Consumable Fuels—0.4%
	McDermott Technology Americas, Inc,
997	3 mo. LIBOR + 5.000%, 7.104%, 5/9/25, 2018 1st Lien Term Loan	489,662
161	3 mo. LIBOR + 10.000%, 12.002%, 10/21/21, Super Priority Term Loan (d)	162,989

		652,651

Pharmaceuticals—1.5%
984	Endo Luxembourg Finance Company I S.a r.l., 1 mo. LIBOR + 4.250%, 6.063%, 4/29/24, 2017 Term Loan B	909,684
990	HLF Financing S.a r.l., 1 mo. LIBOR + 3.250%, 5.036%, 8/18/25, 2018 Term Loan B	995,074
849	Lannett Company, Inc., 1 mo. LIBOR + 5.375%, 7.161%, 11/25/22, Term Loan B	832,785

		2,737,543

Pipelines—0.5%
884	Summit Midstream Partners Holdings, LLC, 1 mo. LIBOR + 6.000%, 7.786%, 5/13/22, Term Loan B	856,641

Semiconductors & Semiconductor Equipment—0.5%
995	Cohu, Inc., 6 mo. LIBOR + 3.000%, 5.200%, 10/1/25, 2018 Term Loan B	967,613

Software—1.4%
1,000	Camelot U.S. Acquisition 1 Co., 1 mo. LIBOR + 3.250%, 4.952%, 10/31/26, Term Loan B	1,005,000
	Upland Software, Inc., 8/6/26,
500	1mo. LIBOR + 3.750%, 5.536%, 2019 1st Lien Term Loan (d)	492,500
1,000	1mo. LIBOR + 3.750%, 5.536%, 2019 Term Loan	999,380

		2,496,880

Specialty Retail—1.0%
985	At Home Holding III Inc., 3 mo. LIBOR + 3.500%, 5.427%, 6/3/22, Term Loan	910,696
861	Burlington Coat Factory Warehouse Corporation, 1 mo. LIBOR + 2.000%, 3.920%, 11/17/24, 2017 Term Loan B5	864,077

		1,774,773

Textiles, Apparel & Luxury Goods—0.6%
	G-III Apparel Group, Ltd., 12/1/22, Term Loan B
847	1 mo. LIBOR + 5.250%, 7.125%	856,485
282	1 mo. LIBOR + 5.250%, 7.063%	285,495

		1,141,980

	Total Senior Loans (cost—$55,439,878)	54,785,085

Shares
RIGHTS—0.0%
Media—0.0%
1,974	DISH Network Corp. exercise price $33.52, expires 12/9/19 (i)(k) (cost—$0)	1,342

COMMON STOCK (e)(f)(h)(i)—0.0%
Banks—0.0%
6,549	CCF Holdings LLC Class A, (cost—$0; purchased 12/18/18)	—	†
7,142	CCF Holdings LLC Class B, (cost—$0; purchased 12/12/18)	1

	Total Common Stock (cost—$0)	1

Principal Amount (000s)
Repurchase Agreements—5.9%
$10,698	State Street Bank and Trust Co., dated 11/29/19, 0.25%, due 12/2/19, proceeds $10,698,223; collateralized by U.S. Treasury Notes, 2.625%, due 2/15/29, valued at $10,917,169 including accrued interest (cost—$10,698,000)	10,698,000

	Total Investments (cost—$252,027,869) (j)—138.5%	250,995,395

	Liabilities in excess of other assets (l)—(38.5)%	(69,829,015)

	Net Assets—100.0%	$181,166,380

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated responsibility for applying the valuation methods to the investment manager. Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Fund’s Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Fund’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third- party vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

†	Actual amount rounds to less than $1.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $108,546,547, representing 59.9% of net assets.

(b)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on November 30, 2019.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $53,539,205, representing 29.6% of net assets.

(d)	When-issued or delayed-delivery. To be settled/delivered after November 30, 2019.

(e)	Fair-Valued—Securities with an aggregate value of $1,093,991, representing 0.6% of net assets.

(f)	Level 3 security.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for long-term and short-term loan financing.

(h)	Restricted. The aggregate cost of such securities is $2,000,000. The aggregate value is $2,002,501, representing 1.1% of net assets.

(i)	Non-income producing.

(j)

At November 30, 2019, the cost basis of portfolio securities and other financial instruments for federal income tax purposes was $253,494,360. Gross unrealized appreciation was $3,277,162; gross unrealized depreciation was $5,773,600; and net unrealized depreciation was $2,496,438. The difference between book and tax cost was attributable to the differing treatment of bond premium amortization.

(k)	All or a portion of this security is on loan pursuant to the Liquidity Facility. The aggregate value of securities on loan is $56,999,981.

(l)	Includes net unrealized appreciation of the following unfunded loan commitment.

Issuer	Principal Amount
McDermott Technology Americas, Inc.	$219,731

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Fund’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended November 30, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at November 30, 2019 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 11/30/19
Investments in Securities—Assets
Convertible Bonds & Notes	—	$95,205,402	—	$95,205,402
Corporate Bonds & Notes:
Diversified Financial Services	—	6,568,310	$1,093,990	7,662,300
All Other	—	82,643,265	—	82,643,265
Senior Loans	—	54,785,085	—	54,785,085
Rights	$1,342	—	—	1,342
Common Stock	—	—	1	1
Repurchase Agreements	—	10,698,000	—	10,698,000

	1,342	249,900,062	1,093,991	250,995,395

Other Financial Instruments*—Assets
Unrealized appreciation of unfunded loan commitment	—	2,527	—	2,527

Totals	$1,342	$249,902,589	$1,093,991	$250,997,922

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended November 30, 2019, was as follows:

	Beginning Balance 2/28/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/19
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$1,040,092	$117,230	†	$—	$19,404	$—	$(82,736)	$—	$—	$1,093,990
Common Stock:
Banks	1	—		—	—	—	—	—	—	1

Totals	$1,040,093	$117,230		$—	$19,404	$—	$(82,736)	$—	$—	$1,093,991

*	Other financial instruments are unfunded loan commitments which are valued at the unrealized appreciation (depreciation) of the instrument.
†	Payment-in-Kind

The table above may include Level 3 investments that are valued by brokers or independent pricing services.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at November 30, 2019:

	Ending Balance at 11/30/19	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities—Assets
Corporate Bonds & Notes: Diversified Financial Services	$1,093,989	Market and Company Comparables	EV Multiples Illiquidity Discount	1.76x (0.38x - 5.40x) 20%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Fair Value Measurements Note.

The net change in unrealized appreciation/depreciation of Level 3 investments held at November 30, 2019 was $(82,736).

Glossary:

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust